                        LYONDELL PETROCHEMICAL COMPANY
                             1221 McKINNEY STREET
                                  SUITE 1600
                               HOUSTON, TX 77010


June 23, 1994

Dear Stockholders:

     You are cordially invited to the reconvened 1994 Annual Meeting of Stockholders for Lyondell Petrochemical Company ("Lyondell") on Friday, July 22, 1994, beginning at 1:30 p.m. in the Austin Room of the Four Seasons Hotel, 1300 Lamar, in Houston, Texas.

     Lyondell convened its annual meeting of stockholders on May 5, 1994. Upon recommendation by the Board of Directors, the meeting was adjourned and voting on the proposals in the proxy statement was deferred to give stockholders an opportunity to fully consider the May 5, 1994 public announcement that Atlantic Richfield Company ("ARCO") and Lyondell had filed registration statements related to a proposed offering of ARCO debt securities exchangeable upon maturity, at ARCO's option, into Lyondell common stock or cash with an equal value ("Proposed Debt Offering").

     The marketing of the Proposed Debt Offering has been delayed and the Company is not currently in a position to determine if or when the marketing efforts will re-commence or when the transaction might be consummated. If the Proposed Debt Offering is consummated, Mike Bowlin, Chairman of the Board and the other four ARCO officers who serve on the Lyondell Board intend to resign. If those resignations occur, the Board of Directors currently expects to reduce the size of the Board from eleven members to six, pending further decisions by the Board with respect to the appropriate size and composition of the reconstituted Board.

     AT THE RECONVENED ANNUAL MEETING NO NEW BUSINESS ITEMS WILL BE SUBMITTED AND IT IS NOT NECESSARY TO REVOTE YOUR PROXY. Each stockholder of record previously received a single form of proxy pertaining to all classes of voting stock registered in his or her name. A new proxy has been provided with these materials. You may use this form to vote if you did not vote earlier and you may also use it to revoke your earlier proxy and recast your vote. IF YOU DO NOT WISH TO RECAST YOUR VOTE, THERE IS NO NEED TO TAKE ANY ADDITIONAL ACTION.

     The attached supplemental proxy booklet includes the Notice of the Reconvened Meeting and supplemental information about the formal business to be acted upon by the stockholders. The meeting will provide a question and discussion period. A post-meeting report will be mailed to all stockholders.

Sincerely yours,

(Signature of            (Signature of
Mike R. Bowlin           Bob G. Gower
appears here)            appears here)

Mike R. Bowlin           Bob G. Gower
Chairman of the Board    President and Chief Executive Officer

                         LYONDELL PETROCHEMICAL COMPANY
                             1221 McKINNEY STREET
                                  SUITE 1600
                             HOUSTON, TEXAS 77010

              NOTICE OF RECONVENED ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 22, 1994

To the Stockholders:

The 1994 Annual Meeting of Stockholders for Lyondell Petrochemical Company was initially convened on May 5, 1994 at the Four Seasons Hotel in Houston, Texas. Before a final vote on the business items was taken, the meeting was adjourned in order to provide an opportunity for the Company to update the stockholders with respect to recent announcements concerning the Company and its largest stockholder, Atlantic Richfield Company. The reconvened annual meeting of stockholders will be held at 1:30 p.m. Houston, Texas time, on Friday, July 22nd in the Austin Room of the Four Seasons Hotel, 1300 Lamar in Houston, Texas, for the following purposes, as more fully described in the proxy statement and the attached supplemental materials.

1. To elect directors to serve until the 1995 Annual Meeting of Stockholders or until their earlier resignation or removal;

2. To amend the Certificate of Incorporation to authorize the issuance of preferred stock;

3. To ratify the appointment of Coopers & Lybrand as independent auditors for Lyondell for the year 1994; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March 18, 1994 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

EACH STOCKHOLDER OF RECORD PREVIOUSLY RECEIVED A SINGLE FORM OF PROXY PERTAINING TO ALL CLASSES OF VOTING STOCK REGISTERED IN HIS OR HER NAME. A NEW PROXY HAS BEEN PROVIDED WITH THESE MATERIALS. YOU MAY USE THIS FORM TO VOTE IF YOU DID NOT VOTE EARLIER AND YOU MAY ALSO USE IT TO REVOKE YOUR EARLIER PROXY AND RECAST YOUR VOTE. IF YOU DO NOT WISH TO RECAST YOUR VOTE, THERE IS NO NEED TO TAKE ANY ADDITIONAL ACTION. EACH PARTICIPANT IN ANY OF THE VARIOUS EMPLOYEE BENEFIT PLANS WILL ALSO RECEIVE A NEW PROXY PERTAINING TO SHARES CREDITED TO HIS OR HER ACCOUNTS IN ALL PLANS.

BY ORDER OF THE BOARD OF DIRECTORS

(Signature of Jeffrey R.
Pendergraft appears here)

Jeffrey R. Pendergraft                             Houston, Texas
Secretary                                          June 23, 1994

                         Lyondell Petrochemical Company
                              1221 McKinney Street
                                   Suite 1600
                              Houston, Texas 77010
                           __________________________

                           PROXY STATEMENT SUPPLEMENT
                                 JUNE 23, 1994
                           __________________________

                                  INTRODUCTION


This proxy statement supplement is pursuant to direction from the Board of Directors of Lyondell Petrochemical Company ("Lyondell" or the "Company").

Lyondell convened its 1994 annual meeting of stockholders on May 5, 1994. Shares representing a total of 70,905,851 votes, or approximately 88 percent of the shares entitled to vote, were present in person or by proxy. The stockholders represented at the meeting voted to approve the Board of Directors' recommendation to adjourn the meeting before a final vote on the proposals in the proxy statement. Voting on the proposals in the proxy statement was deferred to give stockholders an opportunity to fully consider the May 5, 1994 public announcement that Atlantic Richfield Company ("ARCO") and Lyondell had filed registration statements related to a proposed offering of up to 39,921,400 ARCO debt securities (the "Notes") exchangeable upon maturity, at ARCO's option, into Lyondell common stock or cash (the "Proposed Debt Offering"). The Board of Directors has acted to reconvene the Annual Meeting on July 22, 1994.

STOCKHOLDERS WHO HAVE PREVIOUSLY SUBMITTED A PROXY CARD AND DO NOT WISH TO CHANGE THEIR VOTE DO NOT NEED TO RESUBMIT A PROXY CARD. The proxy submitted by stockholders for the original May 5, 1994 Annual Meeting of Stockholders is still valid. However, a new proxy is included should stockholders choose to modify their original vote.

                             PRINCIPAL STOCKHOLDERS

Reference is hereby made to the disclosure on page 2 of the Company's Proxy Statement dated April 14, 1994 for the Annual Meeting to be held May 5, 1994 (the "Proxy Statement") regarding Amendment No. 4 to ARCO's Schedule 13D filing and the discussion of the Proposed Debt Offering.

ARCO and Lyondell each filed registration statements with the Securities and Exchange Commission on May 5, 1994 (each as amended by Amendment No. 1 filed May 20, 1994) for the offering by ARCO of three-year debt securities exchangeable into Lyondell common stock or cash.

Upon maturity, three years from the date of issuance, the principal amount of the Notes will be payable, at ARCO's option, in shares of Lyondell common stock or cash. The number of shares or the amounts of such cash will be determined using a formula based on the price of Lyondell common stock at the maturity of the Notes.

ARCO currently owns 39,921,400 shares of Lyondell common stock, or 49.9 percent of the total outstanding shares of Lyondell. If the Proposed Debt Offering is consummated and if ARCO elects to deliver shares at the maturity of the Notes, ARCO's equity interest in Lyondell will then be substantially reduced or eliminated, depending on the price of Lyondell common stock at such time.

Although ARCO will continue to be a stockholder after issuance of the Notes, with all attendant rights, including the right to receive dividends and to vote its shares, ARCO has stated that, with respect to issues submitted for stockholder vote after consummation of the Proposed Debt Offering and while the Notes are outstanding, ARCO currently intends to vote its shares proportionately to the votes of the remainder of Lyondell's stockholders; provided, that in the event a person other than ARCO is deemed to own more than 10 percent of the Lyondell common stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act") and there occurs a contested proxy solicitation within the meaning of Rule 14a-11(a) of the Exchange Act, ARCO intends to vote its shares as it deems appropriate. If the Proposed Debt Offering is consummated prior to the commencement of the reconvened Annual Meeting, ARCO has indicated its intention to vote its shares with respect to all business items proportionately as described in the preceding paragraph. However,if the Proposed Debt Offering is not consummated prior to the commencement of the reconvened Annual Meeting, as indicated in the Company's Proxy Statement dated April 14, 1994, ARCO has stated that it intends to vote its shares in favor of the eleven nominees to the Board of Directors, for the amendment of the Certificate of Incorporation to authorize Preferred Stock and for the appointment of Coopers & Lybrand as independent auditors for 1994.

                             ELECTION OF DIRECTORS

Reference is hereby made to the disclosure on pages 4-6 of the Proxy Statement regarding Election of Directors.

Five of the eleven directors of Lyondell are officers of ARCO ("ARCO Directors"). If the Proposed Debt Offering is consummated, the ARCO officers currently serving on the Board of Directors intend to resign.

If the Proposed Debt offering and anticipated resignation of ARCO directors occurs, the Board of Directors currently expects to reduce the size of the Board from eleven members to six pending a final decision by the Board about the appropriate size and composition of the Board.

As of the date of this mailing, all of the incumbent directors, including the ARCO directors, are candidates for the Board of Directors and will stand for election unless the Proposed Debt Offering has been concluded by July 22, 1994. If the Proposed Debt Offering and the anticipated resignations occur prior to the July 22nd meeting, then the ARCO directors will withdraw their candidacy and the size of the Board is expected to be reduced to six. In that event, all votes cast for the ARCO directors will be disregarded. IT IS NOT NECESSARY FOR STOCKHOLDERS TO RECAST PROXY VOTES WITH RESPECT TO THE DIRECTORS.

If any vacancy in the Board is created by an expansion of the Board prior to the 1995 Annual Stockholders Meeting, the Board has the authority to fill the vacancies created by such expansion and would do so for the interim period prior to the 1995 Annual Stockholder Meeting.

                             EXECUTIVE COMPENSATION

Reference is hereby made to the disclosure in the Proxy Statement regarding Executive Compensation.

The Company has recently entered into severance agreements with each of its executive officers. The severance agreements provide for the receipt by the executive officers of certain payments and benefits in the event of a "Change of Control" of the Company. A Change in Control occurs when (i) the Incumbent Directors (as defined in the severance agreements) cease to constitute at least a majority of the Board, (ii) the stockholders of the Company approve any merger, consolidation, recapitalization or sale of substantially all of the assets of the Company under circumstances where such stockholders would own less than 80 percent of the outstanding voting securities of the surviving entity, or where the Incumbent Directors would not constitute a majority of the Board of Directors immediately after such transaction, or such stockholders approve any plan or proposal for the liquidation or dissolution of the company, (iii) any person or group, other than ARCO, holds or acquires, directly or indirectly, more than 20 percent of the Company's then outstanding voting securities, or
(iv) ARCO acquires (other than in an inadvertent transaction that is effectively reversed) ownership, directly or indirectly, of more than 50 percent of the Company's then outstanding voting securities.

In the event of a Change in Control, the severance agreements provide for the vesting of all of the executives' non-vested stock options (and dividend share credits with respect thereto) granted to the executive under the Company's Long-Term Incentive Plan. In the further event that there is a cessation of an active market for the Company's common stock at or within three years after the Change in Control, the Company is required to pay the executive a lump-sum payment based on the Black Scholes value (as of the date immediately preceding the cessation of an active market) and remaining term of the options for all of the executive's unexercised stock options, notwithstanding the possibility that the average exercise price of such options is in excess of the market value of the underlying common stock. Also upon a Change in Control, the Company may be required to make a lump-sum payment based on the pro-rata value of the performance units then held by the executive under the Company's Executive Long-Term Incentive Plan.

The severance agreements provide for additional payments and benefits in the event the executive's employment with the Company is actually or constructively terminated at any time within three years following a Change in Control, including lump-sum payments based on three times the executive's base salary and targeted bonus, certain tax gross-up payments, additional pension benefits and benefits upon termination of the executive's Deferral Plan. The Company expects that a material portion of any payments required to be made under the severance agreements would be considered "parachute" payments under applicable Internal Revenue Code provisions and would therefore not be deductible for Federal Income Tax purposes by the Company. The agreement extends through August 1995 but is renewable at the request of the Company and upon specific approval of the Compensation Committee.

                       _________________________________

STOCKHOLDERS WHO PREVIOUSLY SUBMITTED A PROXY CARD FOR THE MAY 5, 1994 VOTE WHO DO NOT WISH TO MODIFY THEIR VOTE NEED NOT RESUBMIT A PROXY CARD. THE ORIGINAL PROXY SUBMITTED BY STOCKHOLDERS FOR THE MAY 5, 1994 ANNUAL MEETING OF STOCKHOLDERS IS STILL VALID. HOWEVER, A NEW PROXY IS INCLUDED SHOULD STOCKHOLDERS CHOOSE TO MODIFY THEIR ORIGINAL VOTE.

                       _________________________________


Stockholders requiring more information on any of the above referenced information may address questions to the Bank of New York at 1-800-524-4458.

             [LOGO OF LYONDELL PETROCHEMICAL COMPANY APPEARS HERE]

                              One Houston Center
                           1221 McKinney, Suite 1600
                             Houston, Texas 77010

          This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned hereby makes, constitutes and appoints John R. Beard, Joseph
M. Putz and Russell S. Young, and each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Lyondell Petrochemical Company (herein the "Company") in the Austin Room of the Four Seasons Hotel, 1300 Lamar, Houston, Texas, on Friday, July 22, 1994 at
1:30 p.m., local time, and at any adjournment(s) thereof, with all powers the undersigned would be entitled to vote if personally present.

  If you submitted a proxy vote previously, it is not necessary to submit a new proxy. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2 and 3.

                       (Continued, and to be signed and dated, on reverse side.)


Item 1. ELECTION OF DIRECTORS             FOR all nominees
                                          listed below     [ ]

   WITHHOLD AUTHORITY to                  EXCEPTIONS* (as indicated
   vote for all nominees below [ ]        to the contrary below)    [ ]

   Mike R. Bowlin, William T. Butler, Allan L. Comstock, Terry G. Dallas, Bob G. Gower, Stephen F. Hinchliffe, Jr., Dudley C. Mecum II,
   William C. Rusnack, Dan F. Smith, Paul R. Staley, William E. Wade, Jr.

   (INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on space provided below.)

   *Exceptions
              -----------------------------------------------------------------

Item 2. Proposal to amend the Certificate of Incorporation to authorize Preferred Stock.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

Item 3. Proposal to ratify the appointment of Coopers & Lybrand, independent accountants, as the Company's auditors for the fiscal year ending December 31, 1994.

        FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

Item 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

        [ ] I/we will attend the meeting.

                                    PROXY DEPARTMENT             Address Change
                                    NEW YORK, N.Y. 10203-0244    Mark Here [ ]

                                            Please sign exactly as name appears.
                                            When shares are held by joint
                                            tenants, both should sign. When
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such.

                                            Dated                         , 1994
                                                 -------------------------

                                            ------------------------------------
                                                         Signature

                                            ------------------------------------
                                                  Signature if held jointly

Please Sign, Date and Return the Proxy      Votes MUST be indicated
Promptly Using the Enclosed Envelope.       (x) in Black or Blue Ink. X